Cambria Tactical Yield ETF
Schedule of Investments
July 31, 2026 (Unaudited)

SHORT-TERM INVESTMENTS - 1.6%	Shares		Value
Money Market Funds – 1.6%
First American Treasury Obligations Fund - Class X, 3.60% (a)	545,707		$ 545,707

U.S. Treasury Bills – 98.4%	Principal
3.51%, 10/01/2026 (b)(c)	$ 11,060,000		$ 10,993,405
3.66%, 12/24/2026 (b)(c)	11,605,000		11,428,423
3.77%, 03/18/2027 (b)(c)	11,500,000		11,227,710
			33,649,538
TOTAL SHORT-TERM INVESTMENTS (Cost $34,211,088)			34,195,245

TOTAL INVESTMENTS - 100.0% (Cost $34,211,088)			34,195,245
Other Assets in Excess of Liabilities - 0.0% (d)		0.00021	7,148
TOTAL NET ASSETS - 100.0%			$ 34,202,393

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized yield as of July 31, 2026.
(b)	The rate shown is the annualized yield as of July 31, 2026.
(c)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(d)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

Cambria Tactical Yield ETF (the “Fund”) has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Bills	$ –	$ 33,649,538	$ –	$ 33,649,538
Money Market Funds	545,707	–	–	545,707
Total Investments	$ 545,707	$ 33,649,538	$ –	$ 34,195,245

Refer to the Schedule of Investments for further disaggregation of investment categories.